 PageJan-17 PTC Therapeutics: A Precision Medicine Platform 35th Annual JP Morgan Healthcare Conference 1

 Page Forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 Jan-17 All statements, other than those of historical fact, contained in this presentation, are forward-looking statements, including the information appearing under the headings “2016 Preliminary Results” and “2017 Forecast” as well as statements regarding: the future expectations, plans and prospects for PTC; the timing and outcome of PTC’s regulatory process in the U.S., including as related to a planned file over protest of the new drug application for TranslarnaTM for the treatment of nmDMD, and in the European Economic Area (EEA), including as related to the European Commission’s determination as to renewal of the marketing authorization for Translarna for the treatment of nmDMD and PTC’s plan to conduct an additional Phase 3 randomized trial of Translarna in nmDMD; the clinical utility and potential advantages of Translarna; when top-line results of ACT CF will be available and reported and any statements related to the potential results of such trial; PTC's estimates regarding the potential market opportunity for Translarna, including the size of eligible patient populations and PTC's ability to identify such patients; PTC’s ability to maintain the current label under the marketing authorization in the EEA; the timing of, and PTC’s ability to, expand the approved product label of Translarna for the treatment of nmDMD in the EEA, whether pursuant to its ongoing Phase 2 study of Translarna for nmDMD in pediatric patients, or otherwise; the timing of, and PTC’s ability to, obtain additional marketing authorizations for Translarna in other territories, including the U.S., or for additional indications, including nmCF; the timing, results and conduct of PTC’s clinical studies of PTC596 and Translarna for the treatment of other indications; further advancement of the FIREFISH and SUNFISH studies under the joint SMA collaboration, including transition into the pivotal part of either study; the timing of a milestone payment, if any, to PTC from Roche; PTC’s ability to increase commercial presence in countries where Translarna is currently available and commercially expand into new territories; PTC’s strategy, future operations, future financial position, future revenues or projected costs; and the objectives of management. Other forward-looking statements may be identified by the words “estimate,” “outlook,” “will,” “plan,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “may,” “potential,” “possible,” “potential,” “would,” “could,” “should,” “continue,” and similar expressions. PTC’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the completion of PTC’s year-end audit; PTC’s ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in the EEA, including whether the European Commission determines to approve the renewal of such authorization and whether the EMA determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; the final design of the new nmDMD trial that PTC will undertake pursuant to the specific obligation associated with the marketing authorization (if renewed) and PTC’s ability to enroll, fund and conduct such trial; the timing and outcome of future interactions PTC has with the FDA with respect to Translarna for the treatment of nmDMD, including PTC's ability to resolve the matters set forth in the Refuse to File letter from the FDA or otherwise advance Translarna for the treatment of nmDMD in the United States (whether pursuant to the file over protest process or otherwise), including whether PTC is required to perform additional clinical and non-clinical trials at significant cost; the outcome of ongoing or future clinical trials or studies in Translarna, in particular ACT CF and the Translarna nmDMD pediatric study; events during, or as a result of, the SUNFISH or FIREFISH studies that could delay or prevent further advancement of the SMA program, including future actions or activities under the SMA joint development program; the eligible patient base and commercial potential of Translarna and PTC’s other product candidates; the scope of regulatory approvals or authorizations for Translarna (if any), including labeling and other matters that could affect the availability or commercial potential of Translarna; PTC’s ability to commercialize and commercially manufacture Translarna in general and specifically as a treatment for nmDMD; the outcome of pricing and reimbursement negotiations in those territories in which PTC is authorized to sell Translarna; PTC’s scientific approach and general development progress; the sufficiency of PTC’s cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the “Risk Factors” section of PTC’s most recent Quarterly Report on Form 10-Q as well as any updates to these risk factors filed from time to time in PTC’s other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that Translarna will receive full regulatory approval in any territory or maintain its current marketing authorization in the EEA, or prove to be commercially successful in general, or specifically with respect to the treatment of nmDMD. The forward-looking statements contained herein represent PTC’s views only as of the date of this presentation and PTC does not undertake to update or revise any such forward-looking statements occurring after the date of this presentation except as required by law. 2

 Page Our mission To leverage our knowledge of RNA biology to bring novel therapeutics to patients affected by rare and neglected disorders Jan-17 3

 Page Sustainable, growing DMD business enables innovative research & development engine  Translarna™: Strong commercial growth for DMD ex-US  Development and regulatory milestones for Translarna  CHMP recommended renewal of approval of DMD*  File NDA over protest for DMD with the U.S. FDA in Q1 2017  ACT CF Phase 3 clinical trial results in Q1 2017  Proof-of-concept trials advance: MPS I, Aniridia & Dravet / CDKL5  Expanding pipeline  SMA: advancing into two pivotal studies  BMI1, Huntington’s and FD programs  Strong financial position with healthy balance sheet Jan-17 3 *Annual renewal subject to approval by the European Commission

 PageJan-17 Translarna™ Precision medicine platform: Realizing Translarna’s full value through multiple indications 5

 Page Translarna™ : Sustainable, growing DMD business supporting long term success Jan-17 6 25+ Countries worldwide with Translarnacommercial therapy* Preliminary 2016 Translarna unaudited net sales of ~$81M* Established footprint in 47 countries worldwide EMA renewal establishes sustainability of ex-US business Experienced commercial team in orphan disease *Commercial sales through commercial or early access programs

 Page $1 $34 $81 $105 $0 $20 $40 $60 $80 $100 $120 $140 2014 2015 2016 2017 Strong demand drives substantial year-over-year net sales growth Jan-17 7 2017 Translarna net sales guidance of $105 - $125M Translarna™ ex-US DMD Net Sales ($ in millions) $125

 Page Key Drivers of Continued Market Growth Jan-17 8 Increase penetration in current countries New geographies >90% patient compliance to Translarna Opportunities for label expansion

>7,000 addressable nmDMD patients worldwide


U.S. & Canada: ~1,000 pts.
Europe ~2,000 pts.
MENA ~1,400 pts.
Lat Am/ Mex: ~2,000 pts.
Asia Pac: ~600 pts.

~85% of patients outside the U.S.

Internal estimates of potential patient population based on data derived from a variety of sources and are subject to change

Jan-17 • Page 9

PTC THERAPEUTICS

Developing insight on patient prevalence

1:4,000 male births are DMD

Birth rate varies country to country



~10-15% nonsense mutation

Global nmDMD prevalence drivers

Current diagnosed population >5yrs =

>7,000* patients


~35%
~65%

Under current label 5+yrs and ambulatory

Non-ambulatory

Typically patients not diagnosed <5 years of age

*Internal estimates of potential patient population based on data derived from a variety of sources and are subject to change

Jan-17 • Page 10

 Page Current efforts to grow addressable DMD population 11 Earlier diagnosis Increase disease awareness Genotyping Improving standards of care Jan-17 Identifying 2-4 year olds increases potential addressable population by ~20% ?

Potential market opportunity for Translarna™ in DMD



Current Label ~$250M peak
Potential peds label in 2018 ~$50M peak
Gathering long-term data (FVC)
NDA submission in 2017
Ex-US, 5+ yrs and ambulatory
Ex-US 2-4 yrs
Ex-U.S., 5+ yrs and non-ambulatory
U.S. all patients ambulatory and non-ambulatory

Jan-17 • Page 12

PTC THERAPEUTICS

 Page Translarna™ regulatory update: CHMP recommends renewal of approval, NDA to be reviewed by FDA EMA  Renewal of Translarna DMD approval recommended by CHMP – Commitment to conduct post marketing DMD trial FDA  Multiple interactions with FDA officials and advisors over the last several months  Feedback indicated best path forward for full and fair review of the current Translarna NDA is to file over protest rather than continue appeal of RTF  NDA to be supplemented with additional efficacy data utilized by CHMP in renewal recommendation Jan-17 13

Potential Market opportunity for Translarna™ in nmCF: >9,000 patients worldwide



DMD
Cystic Fibrosis
>7,000 pts estimated
~3,000 pts estimated
~6,000 pts estimated
~16,000 pts estimated
Global CF trial data Q1:17
DMD
CF US
CF ex-US
Potential peak for nmDMD & nmCF

nmCF represents a significant commercial opportunity

Internal estimates of potential patient population based on data derived from a variety of sources and are subject to change

Jan-17 • Page 14

PTC THERAPEUTICS

Cystic fibrosis is caused by a malfunction of the CFTR protein due to different mutations



CFTR channel through cell membrane
CFTR protein
cftr gene in cell nucleus
CFTR

Class	Normal	I No Synthesis	II Processing Block	III Gating	IV Conductance	V Reduced Synthesis
% CF Patients		10%	70%	~5%	2%	
Compounds		Translarna	Orkambi®	Kalydeco®		

Translarna™ is only compound in development targeting Class I CF

Jan-17 • Page 15

 Page Slowing disease progression provides clinically meaningful benefits to CF patients over the long-term Translarna™ CF data is comparable to other approved CF correctors*** Jan-17 0% 2% 4% 6% 8% 10% 12% 14% A bs ol ut e Δ pp FE V 1 Class III Class I Class II * Post hoc analysis; relative Δ 5.7% ** Post hoc analysis; relative Δ 8.4% *** Tested in separate trials abs. Δ 3.5% * abs. Δ 5.4% ** Translarna non TOBI® subgroup Translarna non TOBI® <18 subgroup abs. Δ 12.5% ENVISION (Kalydeco®) abs. Δ 10.7% KONNECTION (Kalydeco®) abs. Δ 2.1% KONDUCT (Kalydeco®) abs. Δ 3.0% TRAFFIC and TRANSPORT (Orkambi®) CFTR CFTR CFTR CFTR CFTR CFTR 16

 Page Translarna™ reduced exacerbations Jan-17 17 62%† Overall population (n=232) Non-TOBI® (n=146) Non-TOBI® (age 6-18 years) (n=49) *p=.006 Nominal post-hoc data. †p=.024 Nominal post-hoc data De Boeck K, et al. 39th European Cystic Fibrosis Conference, Basel, Switzerland, June 8-11, 2016. Abstract WS13.1. . 41%* 23%

ACT CF (Ataluren Confirmatory Trial) study: Topline data expected late Q1 2017

Length of Trial	Translarna™ (n)	Placebo (n)
48 weeks	140	140

Primary outcome measure:
- % predicted FEV1

Secondary outcome measure:
- Pulmonary exacerbation rate
- CFQ-R
- BMI

Eligibility Criteria	Stratification
• Nonsense mutation CF • ≥6 years • FEV1 ≥40% and ≤90% predicted • No chronic inhaled TOBI	• Age: <18 vs ≥18 years • Inhaled antibiotic use (yes vs no) • Baseline FEV1: ≥65% vs <65% of predicted

Trial powered with 90% confidence for 3% absolute Δ FEV1

Jan-17 • Page 18

PTC THERAPEUTICS

 Page Ion channel disorders Publications: 1 Genetically defined epilepsy Metabolic disorders Publications: 10 Muscle disorders Publications: 6 Eye disorders Publications: 3 Skin disorders Publications: 2 Neurological disorders Publications: 8 Pulmonary disorders Publications: 10 Translarna™: Realizing a new paradigm for the treatment of rare diseases, progressing proof of concept studies Jan-17 19 ~ 40 publications in many disease models

 Page Translarna™ restores morphology and sight in Aniridia mouse model  20-40% nonsense mutation – 12 month placebo controlled trial – Primary endpoint PAX6 levels, eye form and function – Enrolling well, targeting up to 40 patients Jan-17 20 Untreated Wild type Treated with Translarna Sey+/- Sey+/- Scotopic response Photopic response Oscillatory potentials 12 Hz flicker WT P60 Gregory-Evans 2014 JCI

 Page Progressing proof of concept studies: MPS I and Dravet / CDKL5  MPS I: Metabolic enzyme disorder – 3 month open label trial currently enrolling naïve patients – Primary endpoint change in urinary & CNS GAG levels – Challenges in enrolling, targeting 8 patients  Dravet / CDKL5: Genetic epilepsy – 32 weeks placebo controlled trials – Primary endpoint number of monthly seizures – Targeting up to 16 patients (8 for Dravet and 8 for CDKL5) Jan-17 21 60-80% MPS I nonsense mutation 50% Dravet 10% CDKL5 nonsense mutation

 PageJan-17 Small molecule splicing technology platform Multiple on-going programs 22

 Page The spinal muscular atrophy program validates PTC’s small molecule splicing platform Jan-17 23 Target splicing event to restore or reduce proteinSplicing Tumor Resistance – MCL1 SMA - SMN2 FD – IKBKAP HD – HTT

 Page Pivotal portion of both Sunfish & Firefish trials expected to begin in 2017 SUNFISH  Clinical study in SMA type 2/3 patients initiated in November – Enrolling 36 patients for dose escalation phase, placebo controlled 2:1 – Pivotal phase will be 150 patients, placebo controlled 1:1, endpoint of total motor function measure (MFM-32) at 12 months FIREFISH  Clinical study in SMA type 1 patients <7 months old – Enrolling 8 patients for dose escalation phase – Pivotal phase will enroll 40 babies, open label endpoint of sitting as measured by Bayley infant scale Jan-17 24 Two pivotal studies expected to begin in 2017

 Page HD Huntington’s disorder is a progressive, inherited neurodegenerative disorder  HD is caused by expression of mutant Huntingtin (HTT) protein  Causes selective and devastating neuronal loss – Predominantly in the striatum and cerebral cortex  Adult onset at ~30-50 years  Unmet medical need – Patients: 30,000 US, 100,000 WW 25 Healthy Jan-17

 Page  Multiple orally bioavailable, brain penetrant compounds being optimized – Lowers HTT by altering splicing  Opportunity to provide first-in-class disease modifying, HTT lowering small molecule therapy – Potential to circumvent delivery and distribution challenges seen with the current modalities HD program in Lead Optimization – showcases PTC’s alternative splicing platform Jan-17 26Jan-17 3 V e h ic le 1 0 0 2 0 4 0 6 0 8 0 1 0 0 S tr ia tu m % H T T l o w e ri n g P 3 0 1 9 0 5 (m g /k g ) Ve h ic le 1 0 0 2 0 4 0 6 0 8 0 1 0 0 C o r te x % H T T l o w e ri n g P 3 0 1 9 0 5 (m g /k g ) V e h ic le 1 0 0 2 0 4 0 6 0 8 0 1 0 0 S k in % H T T l o w e ri n g P 3 0 1 9 0 5 (m g /k g )

Expanding pipeline through in-house innovation



Product / Platform
Discovery
Preclinical
Phase 1
Phase 2
Phase 3
Commercial
Orphan genetic disorders
Translarna™ (ataluren)
nonsense readthrough
DMD
*
CF
MPS I
Aniridia
Dravet / CDKL5
Next Generation
nonsense readthrough
SMA
Roche
SMA
alternative splicing
SMA
Huntington's
alternative splicing
HD
Familial Dysautonomia
FD
Oncology
PTC596
tumor stem cell targeting
BMI1

* Marketing authorization (MA) recommended by CHMP in the European Economic Area, which is subject to approval by the European Commission; MA requires annual renewal following reassessment by the European Medicines Agency (EMA)

Jan-17 • Page 27

PTC THERAPEUTICS

Strong financial position with sustainable, growing DMD business

2016 Preliminary Results

- Preliminary 2016 Translarna™ unaudited net sales of ~$81 million
- Commercial business cash flow positive 2yrs post launch
- 12/31/16 year-end cash position of ~$230 million

2017 Guidance

- 2017 Translarna net sales guidance of $105 – $125 million*
- $20 million SMA milestone payment expected mid-2017
- 2017 non-GAAP operating expenses of $190 - $200 million (excludes ~$35M in non-cash stock based compensation)
- 12/31/17 year-end cash position anticipated to be ~$160 million

- ex-US DMD sales
- Based on current exchange rates.

Jan-17 • Page 28

PTC THERAPEUTICS

 Page PTC Near-term milestones Jan-17 29 Phase 3 ACT CF data in late Q1:17 SMA – 2 pivotal studies Continued Translarna™ net sales growth ex-US Additional pipeline progress US FDA regulatory outcome for Translarna™ in DMD